SETTLEMENT AGREEMENT AND MUTUAL RELEASE
                     ---------------------------------------

     This Settlement Agreement and Mutual Release (hereinafter the "Agreement") is made as of the 5th day of June, 2006 by and between Lumbermens Mutual
                      -----
Casualty Company ("Lumbermens"), Able Telecommunications & Power, Inc. ("Able"), Transportation Safety Contractors, Inc.("TSC"), Georgia Electric Company ("GEC") (Able, TSC and GEC which are now known as Viasys Services, Inc. and being hereinafter referred to, jointly, severally and collectively as the "Defendants") and the parent company of Able, TSC and GEC, Charys Holding Company, Inc. ("Charys").

     WHEREAS, certain disputes have arisen between Lumbermens and the Defendants under a General Indemnity Agreement dated March 6, 2000 ("GIA");

     WHEREAS,  the  disputes  resulted  in a lawsuit captioned Lumbermens Mutual
                                                               -----------------
Casualty Company v. Able Telecommunications & Power, Inc., Transportation Safety
--------------------------------------------------------------------------------
Contractors,  Inc.  and  Georgia Electric Company, United States District Court,
--------------------------------------------------
Northern District of Georgia, Atlanta Division, Case No. l:04-CV-339-WSD (the "Lawsuit");

     WHEREAS, Lumbermens, on the one hand, and the Defendants and Charys, on the other, wish to settle all claims and disputes between them arising out of or related to the GIA, including all claims asserted or that could have been asserted in the Lawsuit, upon the terms set forth herein; and

     NOW, THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. The Defendants shall pay the sum of $200,000.00 cash to Lumbermens on or before Friday, May 26, 2006.

2. The parent company of the Defendants, Charys, a publicly traded company (stock symbol CHYS), shall issue and deliver 400,000 shares of validly authorized, duly paid and nonassessable common stock to Lumbermens on or before Friday, May 26, 2006.

3. On February 17, 2006, Charys filed a Registration Statement on Form SB-2 with the U.S. Securities and Exchange Commission ("SEC") covering the resale of shares of common stock for the registration of additional stock of Charys. On or before July 10, 2006, Charys shall file an amendment to the pending SB-2 filing (if permitted by the SEC) or if necessary file a new SB-2 adding an additional 500,000 shares for registration, constituting the 400,000 shares to be issued to Lumbermens under Section 2 and the 100,000 of potentially issuable shares as described in Paragraph 4 of this Agreement. Charys shall use its "best efforts" to cause the SB-2 to be declared effective by the SEC on or before November 27, 2006.

4. For purposes of this Agreement, the value of the Charys stock to be transferred is $5.36 per share which is stipulated to have been the market price of the stock as of the close of business on May 11, 2006 (the Effective Date). The valuation of the settlement amount relating only to the stock (the total value of the stock as of the Effective Date) is $2,144,000.00 (400,000 shares x $5.36). If the market price of the stock is less than $4.83 per share as of the close of business on the date of the first day the shares can be publicly sold without restriction ("Sale Date"), then Charys shall issue and deliver to Lumbermens additional shares of Charys common stock (up to 100,000 shares) or pay an equivalent cash value of such stock cash amount to satisfy the price differential between the total value of the stock as of the Effective Date and the total value of the stock based on the market price of the stock as of the close of business on the Sale Date . Such additional shares shall be the 100,000 shares registered pursuant to Paragraph 3 of this Agreement. However, in no event will Charys be required to issue more than an additional 100,000 shares of common stock or pay in excess of the equivalent cash value of such stock amount of in order to compensate
     Lumbermens for any price differential as described above. Charys shall retain the discretion regarding whether it will issue additional shares or pay cash should the contingency in this Paragraph occur.

5. Charys and Lumbermens shall execute a Registration Rights Agreement on or before Friday, June 2, 2006 covering the 400,000 shares to be issued to Lumbermens under Paragraph 2 of this Agreement and the 100,000 of potentially issuable shares as described in Paragraphs 3 and 4 of this Agreement.

6. The parties shall file a joint motion for voluntary dismissal without prejudice of the Lawsuit on or before May 26, 2006.

7. If Defendants and Charys do not perform each and every covenant and undertaking set forth in Paragraphs 1, 2, 3, and 4 of this Agreement within the times specified, including actually obtaining the registration of the additional 500,000 shares of Charys stock as described in paragraph 3 of this Agreement by no later than November 27, 2006, Lumbermens may elect to rescind this Agreement. Lumbermens agrees it shall not rescind this Agreement under any circumstance after December 31, 2006.

8. If Lumbermens elects to rescind this Agreement, then the rescission will become effective if Lumbermens has 1) provided Charys with written notice of its election to rescind this Agreement under Paragraph 6 of this Agreement, 2) tendered to Charys any and all stock issued and delivered by Charys under Paragraphs 2 through 4 of this Agreement, and 3) tendered to Charys the $200,000 paid under Paragraph 1 of this Agreement.

9. (a) Upon the complete and timely performance by Defendants and Charys of each and every covenant and undertaking set forth in Paragraphs 1, 2, 3 and 4 of this Agreement Lumbermens, Universal Bonding Insurance Company ("Universal") and all affiliates absolutely and forever, irrevocably and unconditionally remise, release, acquit, and forever discharge New Viasys
     Holdings, LLC, Charys, Defendants, and all those associated with them in the past, at present, or in the future, including, but not limited to, any or all of their assigns, predecessors-in-interest, successors-in-interest, divisions, all affiliated, parent or subsidiary corporations or entities, agents officers, directors, employees, managers, supervisors, shareholders, representatives, attorneys, insurers, lienholders, mortgagees, creditors, partners, and joint venturers (collectively, the "Viasys

     Releasees"), from any and all claims, demands, actions, complaints, charges, causes or action, suits, rights, liabilities, contracts, promises, losses, debts, expenses, compensation, loss of income, loss of services, damages (whether direct, consequential, punitive, or otherwise), costs, interest, legal fees, and obligations of any kind or nature whatsoever, both known and unknown, both foreseen and unforeseen, to person and property, which have resulted in the past, which exist at the present, or which may in the future arise out of any of the transactions or events described in the Lawsuit, or which were or could have been asserted against the Viasys Releasees in the Lawsuit.

     (b) Concurrently with, and expressly conditioned upon, Lumbermens' release as set forth in Paragraph 8(a) of this Agreement, Charys, New Viasys Holdings, LLC, and the Defendants absolutely and forever, hereby irrevocably and unconditionally remise, release, acquit, and forever discharge Lumbermens, Universal and all affiliates, and all those associated with them in the past, at present, or in the future, including, but not limited to, any or all of their assigns, predecessors-in-interest, successors-in-interest, divisions, all affiliated, parent or subsidiary corporations or entities, agents, officers, directors, employees, managers, supervisors, shareholders, representatives, attorneys, insurers, lienholders, mortgagees, creditors, partners, and joint venturers (collectively, the "Lumbermens Releasees"), from any and all claims, demands, actions, complaints, charges, causes of actions, suits, rights, liabilities, contracts, promises, losses, debts, expenses, compensation, loss of income, loss of services, damages (whether direct, consequential, punitive, or otherwise), costs, interest, legal fees, and obligations of any kind or nature whatsoever, both known and unknown, both foreseen and unforeseen, to person and property, which have resulted in the past, which exist at the present, or which may in the future arise out of any of the transactions or events described in the Lawsuit, or which were or could have been asserted against the Lumbermens Releasees in the Lawsuit.

10. The parties covenant, agree, and promise that they shall not hereafter commence any type of civil action or assert any defenses, counterclaims, or setoffs against each other arising out of or related to all claims asserted or that could have been asserted in the Lawsuit unless and until this Agreement is rescinded pursuant to Paragraphs 6 and 7 of this Agreement.

11. It is understood and agreed between the parties that the above-mentioned considerations, as well as the releases provided herein, are given and received for the purpose of compromising doubtful and disputed claims, and the giving and receiving of said considerations and releases are not and shall not be construed to constitute an admission of liability by any party.

12. This Agreement is entered for the purpose of achieving a full settlement of all claims between and among the parties described herein, subject to the conditions described herein. This Agreement represents the entire agreement between the parties and supersedes any prior negotiations or agreements between them regarding the claims, GIA and Lawsuit addressed herein, and may not be altered, amended, or modified in any respect, except by a writing duly executed by the party to be charged with such change;

13. This Agreement is made and performed in the State of Georgia, shall be governed by the laws of the State of Georgia and the venue for any disputes concerning this Agreement shall be in the United States District Court for the Northern District of Georgia, Atlanta Division, the Honorable William
     S. Duffey presiding. If the foregoing stipulation is for any reason unenforceable or is not recognized or accepted by the specified court, then venue shall lay in the Superior Court of Fulton County. The terms of this Agreement shall be kept confidential by the parties and not disclosed to any third parties or the public except as necessary for the specific enforcement of the terms of this Agreement, SEC filings or Registration Statements filed by Charys, or as otherwise directed or required by court order.

14. All parties to this Agreement warrant and represent that, as of the date of the execution of this Agreement, no claim addressed by this Agreement has been assigned or transferred, expressly or implied by operation of law to any other person or party and no person or party is subrogated to the rights of the parties herein and that all claims released herein are owned exclusively by the parties releasing said claims with the sole authority to release them; provided, however, that Lumbermens has disclosed to Defendants and Charys the existence of reinsurance agreement(s) related to the subject matter of the Lawsuit, and Defendants and Charys agree and stipulate that the existence of such reinsurance agreement(s) is consistent with this Agreement and shall not constitute either a breach of this Agreement or a basis for the partial or complete invalidation of this Agreement.

15. Lumbermens agrees to indemnify and hold harmless Defendants, Charys and all affiliates, officers, directors, members, employees, agents, successors and assigns against any and all losses, claims, demands, damages or liabilities (including reasonable attorneys' fees), joint or several, which may be brought or threatened by any reinsurer or reinsurance company to either Lumbermens or Universal under the GIA with respect to any claim within the subject matter of the lawsuit.

16. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, executors, administrators, legal representatives, successors, and assigns.

17. Any otherwise applicable statute of limitation, doctrine of laches, or other time-based defense or impediment to Lumbermens and its affiliates, including without limitation Universal, filing suit on any claim against the Defendants or any of them arising out of or related to the GIA shall be tolled until the date six months after the date on which Lumbermens gives notice of an election to rescind the Agreement pursuant to paragraph 7 of this Agreement, and Charys and Defendants covenant not to assert any defense based on the timeliness of the suit as to any suit filed during such period. The terms and covenants of this Paragraph shall survive any rescission or invalidation of this Agreement.

18. This Agreement may be executed in multiple counterparts which upon execution by all parties shall in the aggregate comprise a single executed document.

19. The parties hereto acknowledge and agree that this Agreement is the product of arm's-length negotiations between the parties, that they have read the terms of this Agreement, that they have been assisted by counsel of their choosing with respect to this Agreement, that they fully understand the terms of this Agreement, and that they have entered into this Agreement voluntarily and with full knowledge of the effects hereof.

20. All parties shall bear their own attorneys' fees and expenses arising out of or in connection with this Agreement and/or any related matters and documents.

21. This Agreement is and shall be deemed jointly drafted and written by all the parties and shall not be construed or interpreted for or against any party, including the party originating or preparing it.

                    (SIGNATURES ON FOLLOWING PAGE)

                              ABLE  TELECOMMUNICATIONS  &  POWER,  INC.,
                              TRANSPORTATION SAFETY CONTRACTORS, INC. and GEORGIA ELECTRIC COMPANY n/k/a VIASYS SERVICES, INC.


                              By: [illegible]
                                 -----------------------------------------

                              Title: President
                                    --------------------------------------


                              CHARYS HOLDING COMPANY, INC.

                              By:
                                 -----------------------------------------

                              Title: President
                                    --------------------------------------


                              LUMBERMENS MUTUAL CASUALTY COMPANY


                              By:
                                 -----------------------------------------

                              Title: President
                                    --------------------------------------

                              ABLE  TELECOMMUNICATIONS  &  POWER,  INC.,
                              TRANSPORTATION SAFETY CONTRACTORS, INC. and GEORGIA ELECTRIC COMPANY n/k/a VIASYS SERVICES, INC.


                              By:
                                 -----------------------------------------

                              Title: President
                                    --------------------------------------


                              CHARYS HOLDING COMPANY, INC.


                              By: [illegible]
                                 -----------------------------------------

                              Title: President
                                    --------------------------------------


                              LUMBERMENS MUTUAL CASUALTY COMPANY


                              By:
                                 -----------------------------------------

                              Title: President
                                    --------------------------------------

                              ABLE  TELECOMMUNICATIONS  &  POWER,  INC.,
                              TRANSPORTATION SAFETY CONTRACTORS, INC. and GEORGIA ELECTRIC COMPANY n/k/a VIASYS SERVICES, INC.


                              By:
                                 -----------------------------------------

                              Title: President
                                    --------------------------------------


                              CHARYS HOLDING COMPANY, INC.


                              By:
                                 -----------------------------------------

                              Title: President
                                    --------------------------------------


                              LUMBERMENS MUTUAL CASUALTY COMPANY


                              By: [illegible]
                                 -----------------------------------------

                              Title: Attorney-in-fact
                                    --------------------------------------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute, and appoint Vincent G. Fasano, Robert V. Miller, and Gary A. Judd as their true and lawful attorneys-in-fact for said corporations, with full right and authority to execute on behalf of, and in their names, places, and steads to do the following:

     1. to institute, defend, compromise, or otherwise dispose of (and to appear for us in any proceedings before any tribunal for the enforcement or for the defense of) any claim, either alone or in conjunction with other persons, relating to us, any bonds of ours, or to any property of ours or any other persons; to obtain, discharge and substitute counsel and to authorize appearance of such counsel to be entered for me in any such action or proceeding; and, to compromise or arbitrate any claim in which I may be interested and for that purpose to enter into agreement or compromise or arbitration and perform or enforce any award entered in pursuant to such arbitration;

     2. to execute, deliver, and acknowledge contracts, releases, instruments, deeds, deeds of trust, covenants, indentures, any and all agreements including takeover and completion agreements, mortgages, hypothecations, bills of lading, bills, bonds, receipts, releases and satisfactions of mortgage, judgments, and other obligation and debts;

     3. to employ lawyers, accountants, engineers, and other persons to render services to us and to pay the usual and reasonable fees and compensation of such persons for their services.


     IN  WITNESS WHEREOF, I have hereunto set my signature, on this the 17th day
                                                                        ----
of  May  ,  2004.
   -----


                              AMERICAN MANUFACTURERS MUTUAL INSURANCE COMPANY AMERICAN MOTORISTS INSURANCE COMPANY KEMPER
                              CASUALTY INSURANCE COMPANY KEMPER INDEMNITY INSURANCE COMPANY UNIVERSAL BONDING INSURANCE COMPANY LUMBERMEN MUTUAL CASUALTY COMPANY

                              By: /s/ John Conway
                                 ----------------------------------------

                              Its: General Counsel
                                  ---------------------------------------

STATE OF    IL                  )
         ---------------------- )
COUNTY OF [illegible]           )
         ---------------------- )

     Before me, the undersigned authority, a Notary Public in and for the State and County aforesaid, personally appeared, John Conway with whom I am personally
                                           -----------
acquainted (or provided to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the General Counsel of American
                        -------           ---------------
Manufacturers Mutual Insurance Company, American Motorists Insurance Company, Kemper Casualty Insurance Company, Kemper Indemnity Insurance Company, Lumbermen Mutual Casualty Company, and Universal Bonding Insurance Company, the within named bargainers, all corporations, and that he as such officer executed the
                                             --
within instrument for the purposes therein contained by signing the name of the corporation by he as such officer.
               --

     Witness my hand and seal at office in the State and County aforesaid on this the 17th day of May, 2004.
          ----           ---

         OFFICIAL SEAL                      /s/ Christine V. Sbalchiero
     CHRISTINE V SBACHIERO                  -----------------------------------
NOTARY PUBLIC STATE OF ILLINOIS             Notary  Public
MY COMMISSION EXPIRES: 09/22/07

My commission expires: 09/22/07
                      --------------------------